                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 8, 1998


                         ADVANCED MICRO DEVICES, INC.
                   _________________________________________
              (Exact Name of Registrant as Specified in Charter)


             Delaware                        001-07882                        94-1692300
-------------------------------       -----------------------            ----------------------
(State or Other Jurisdiction of       (Commission File Number)              (I.R.S. Employer
         Incorporation)                                                    Identification No.)


                         One AMD Place, Sunnyvale, California  94086
              ----------------------------------------------------------------
                     (Address of Principal Executive Offices) (Zip Code)

                                       (408) 732-2400
                    ---------------------------------------------------
                    (Registrant's telephone number, including area code)

                                             N/A
                            ------------------------------------
                (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.   OTHER EVENTS.

          On May 8, 1998, Advanced Micro Devices, Inc. (the "Company") completed an underwritten offering of $517,500,000 aggregate principal amount of its 6% Convertible Subordinated Notes due 2005 (the "Securities") under its Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on March 3, 1998 (File No. 333-47243), as amended by Amendment No. 1 filed with the Commission on April 17, 1998, a Prospectus, dated April 20, 1998, and the related Prospectus Supplement, dated May 5, 1998, relating to the offer and sale by the Company of the Securities. The terms and conditions of the Securities and related matters are set forth in the Underwriting Agreement, dated as of May 5, 1998, by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. filed as Exhibit 1.1 hereto; the Indenture, dated as of May 8, 1998, by and between the Company and The Bank of New York, as trustee (the
"Indenture"), filed as Exhibit 4.1 hereto; and, pursuant to Sections 2.01 and
10.04 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.
A form of the Company's 6% Convertible Subordinated Note is filed as Exhibit
4.3 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

          The following exhibits are filed as part of this Report:

          No.      Exhibit
          ---      -------

          1.1 Underwriting Agreement dated as of May 5, 1998, by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc.

          4.1 Indenture dated as of May 8, 1998, by and between the Company and The Bank of New York.

          4.2      Officers' Certificate dated as of May 8, 1998.

          4.3      Form of 6% Convertible Subordinated Note due 2005.

          5.1      Opinion of Latham & Watkins.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED MICRO DEVICES, INC.
                              (Registrant)


                         By:  /s/ Thomas M. McCoy
                              ----------------------------
                              Thomas M. McCoy
                              Vice President, General Counsel and Secretary


Dated:  May 8, 1998

                                 EXHIBIT INDEX

1.1 Underwriting Agreement dated as of May 5, 1998, by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc.

4.1 Indenture dated as of May 8, 1998, by and between the Company and The Bank of New York.

4.2  Officers' Certificate dated as of May 8, 1998.

4.3  Form of 6% Convertible Subordinated Note due 2005.

5.1  Opinion of Latham & Watkins.